UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2002



                                CINEMA RIDE, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                    0-24592                  95-4417467
      (State or other        (Commission File Number)      (I.R.S. Employer
       jurisdiction                                     Identification Number)
     of incorporation)



                               12001 Ventura Place
                                    Suite 340
                          Studio City, California 91604
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (818) 761-1002


                                 Not applicable
         (Former name or former address, if changed since last report.)





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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective October 31, 2002, Cinema Ride, Inc., a Delaware corporation (the "Company"), retained the accounting firm of Weinberg & Company, P.A. ("W&C"), Boca Raton, Florida, and terminated the accounting firm of Good Swartz Brown & Berns LLP ("GSBB"), Los Angeles, California, as its independent accountants. The Company changed accounting firms as a result of one of GSBB's partners leaving GSBB and joining W&C. GSBB had been retained by the Company as its independent accountants on March 29, 2001. The retention of W&C was approved by the Company's Board of Directors.

      Prior to W&C becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with W&C regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

      GSBB audited the Company's financial statements for the fiscal years ended December 31, 2000 and 2001. GSBB's reports for these fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to audit scope or accounting principles. However, GSBB's reports for these fiscal years were modified to reflect uncertainty with respect to the Company's ability to continue as a going concern.

      During the period from March 29, 2001 to October 31, 2002, there were no disagreements with GSBB any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GSBB, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

      The Company has provided GSBB with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that GSBB provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of GSBB's letter is attached hereto as an exhibit to this Current Report on Form 8-K.

      The Company has provided W&C with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and W&C has indicated that no response letter will be forthcoming.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

      c.    Exhibits:

            A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.




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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CINEMA RIDE, INC.
                                    -----------------
                                          (Registrant)




 Date:  November 1, 2002            By:   /s/ MITCHELL J. FRANCIS
                                         ------------------------
                                         Mitchell J. Francis
                                         President and Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibit
Number         Description

16.1 Letter from Good Swartz Brown & Berns LLP dated October 31, 2002 addressed to the United States Securities and Exchange Commission



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